UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 6, 2007

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

On August 6, 2007, NovaStar Financial, Inc. (NYSE:NFI) (“the Company”), a residential lender and mortgage portfolio manager, issued a statement updating a communication issued to mortgage brokers on Friday, August 3, 2007. The announcement pertains to the temporary suspension of issuing commitments for new loans in the Company’s wholesale lending channel until Tuesday, August 7, 2007at which time the Company expects to return to committing to and funding new loans in the wholesale channel.

A copy of the Company’s press release announcing these developments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

References to the registrant’s website do not incorporate by reference the information on the registrant’s website into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 6, 2007 “NovaStar Financial, Inc. Issues Statement on Current Mortgage Market Developments.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: August 6, 2007	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit

Number

99.1	Press Release dated August 6, 2007 “NovaStar Financial, Inc. Issues Statement on Current Mortgage Market Developments.”